Supplement, dated May 23, 2007

to Statement of Additional Information, dated May 1, 2007

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

SECTION 457 CONTRACTS

On page 1 of the Statement of Additional Information, the first full sentence is hereby deleted and replaced with the following:  “This Statement of Additional Information (“SAI”) expands upon subjects we discuss in the current Prospectus for the Section 457 Contracts that we offer (together, the Contracts).”